Exhibit 32.2

SECTION 906 — CERTIFICATION OF CHIEF FINANCIAL OFFICER
OF PERIODIC FINANCIAL REPORT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and in connection with the accompanying quarterly report on Form 10-Q of Doane Pet Care Company for the quarter ended April 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of Doane Pet Care Company hereby certifies that:

     1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of Doane Pet Care Company.

Date: May 17, 2004

/s/ PHILIP K. WOODLIEF

Philip K. Woodlief
Vice President, Finance and Chief Financial Officer
Doane Pet Care Company

A signed original of this written statement required by Section 906 has been provided to Doane Pet Care Company and will be retained by Doane Pet Care Company and furnished to the Securities and Exchange Commission or its staff upon request.